                             TWO WISCONSIN CIRCLE


                        ADDENDUM NO. 8 TO OFFICE LEASE
                        ------------------------------


          THIS ADDENDUM NO. 8 TO OFFICE LEASE (this "Addendum") is made and entered into this __ day of December, 1998, by and between TWO WISCONSIN CIRCLE JOINT VENTURE, a Maryland joint venture, hereinafter called "Lessor," and HEALTHCARE FINANCIAL PARTNERS, INC., formerly known as Health Partners Financial Corporation, a Delaware corporation, hereinafter called "Lessee."

                                 WITNESSETH:

          WHEREAS, by Office Lease dated the 4th day of January 1996, as amended by Addendum No. 1 to Office Lease dated the 26th day of July 1996, Addendum No. 2 to Office Lease dated the 13th day of August 1996, Addendum No. 3 to Office Lease dated the 17th day of July 1997, Addendum No. 4 to Office Lease dated the 27th day of February, 1998. Addendum No. 5 to Office Lease also dated the 27th day of February, 1998, Addendum No. 6 to Office Lease dated the 17th day of
                                                                ----
July, 1998. Addendum No. 7 to Office Lease dated the 24th day of July, 1998, and letter agreement dated the 4th day of November 1998, which among other things terminated and cancelled the said Addendum No. 7 to Office Lease (as so amended, the "Lease"), Lessor currently leases to Lessee approximately 21,820 square feet of rentable area on the fourth (4th) floor (the "4th Floor Space"), and approximately 2,201 square feet of rentable area on the eighth (8th) floor (the "8th Floor Space"), in the building situated at Two Wisconsin Circle, Chevy Chase, Maryland (the "Building"); and

          WHEREAS, the 8th Floor Space is currently occupied by Lessee on a month-to-month basis pursuant to the said Addendum No. 6 to Office Lease; and

          WHEREAS, Lessor desires to lease to Lessee, and Lessee desires to lease from Lessor, the 8th Floor Space on a fixed term basis.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto do mutually agree that the Lease shall be and is hereby amended to provide as follows, all capitalized terms being as defined in the Lease unless otherwise noted herein:


1.        8th FLOOR SPACE
          ---------------

          Lessor does hereby lease to Lessee, and Lessee does hereby lease from Lessor, the 8th Floor Space for a fixed term as set forth below, subject to and upon all of the terms and conditions of the Lease, as amended hereby, to the end that the Demised Premises under the Lease shall be the 4th Floor Space, as well as the 8th Floor Space.

2.        TERM AND RENEWAL
          ----------------

          (A) The fixed term of the Lease as to the 8th Floor Space shall commence on the 1st day of January 1999. The fixed term of the Lease as to the 8th Floor Space shall expire on the 31st day of December 2003 so as to be coterminous for all purposes with the initial term of the Lease as to the 4th Floor Space, as extended and renewed pursuant to the terms of the said letter agreement and as confirmed below.

          (B) Lessor and Lessee hereby acknowledge and confirm their agreement as set forth in the said letter agreement, that the initial term of the Lease has been extended and renewed for a period to expire on the 31st day of December 2003, subject to further extension pursuant to Section 35 of the Lease.


3.        RENT
          ----

          The additional monthly rent for the 8th Floor Space (hereinafter referred to as "Additional Monthly Rent"), which Lessee hereby agrees to pay in advance to Lessor and Lessor hereby agrees to accept, shall be as follows:

          Lease Period                                  Additional Monthly Rent
          ------------                                  -----------------------

          From January 1, 1999 through
          December 31, 1999                                      $5,548.35

          From January 1, 2000 through
          December 31, 2000                                      $5,715.26

          From January 1, 2001 through
          December 31, 2001                                      $5,885.84

          From January 1, 2002 through
          December 31, 2002                                      $6,061.92

          From January 1, 2003 through
          December 31, 2003                                      $6,245.34


Additional Monthly Rent as specified above shall be payable as additional rent under the Lease, as amended hereby, simultaneously with each payment of Monthly Rent in advance on the first day of each calendar month during the initial term of the Lease, as hereby extended and renewed.

4.        RENTAL ESCALATION FOR INCREASES IN EXPENSES
          -------------------------------------------

          In the event the Operating Expenses of the Building during any calendar year commencing January 1, 2001 and thereafter exceed the amount of "Base Operating Expenses," defined to be the amount of Operating Expenses actually incurred by Lessor in calendar year 2000, Lessee shall pay to Lessor, as additional rent, Lessee's proportionate share (allocable only to the 8th Floor Space, not the 4th Floor Space) of the portion of the Operating Expenses that exceeds the amount of the Base Operating Expenses. The proportionate share to be so paid by Lessee shall be the percentage which the total square feet of the 8th Floor Space bears to the total square feet of all office and retail space in the Building, which is 0.99%, and the amount of said proportionate share to be paid by Lessee shall be the same proportion as the number of days in such calendar year the 8th Floor Space was leased by Lessee bears to three hundred sixty (360). The term "Operating Expenses" is defined as meaning (i) any and all expenses, charges and fees incurred in connection with managing, operating, maintaining, servicing, insuring and repairing the Building and related exterior appurtenances, and (ii) Real Estate Taxes and impositions, general and special, of whatever kind or description levied against the Building or land. The term "Real Estate Taxes" for any calendar year is hereby defined to mean the total amount of all taxes and assessments, general and special, ordinary and extraordinary, foreseen and unforeseen, now or hereafter assessed, levied or imposed upon the Building and the land on which the Building is situated ("the Land") for such year, together with any tax in the nature of a real estate tax, and ad valorem tax on rent or any tax on income if imposed in lieu of or in addition to real estate taxes and assessments, and any taxes and assessments which may hereafter be substituted for Real Estate Taxes and together with the amount of any fees incurred in the setting of the amount of these taxes. In the event that the method currently used for the computation of the assessed market value of the Building and/or the Land is discontinued or revised, the determination of the increases in Real Estate Taxes under this
Section 4 shall thereafter be made according to a formula and procedure which most nearly approximates the method of determination hereinabove set forth. In the event that any business, rent, or other taxes which are now or hereafter levied upon Lessee's use or occupancy of the 8th Floor Space, on Lessee's leasehold improvements therein, on Lessee's business at the 8th Floor Space or on Lessor by virtue of Lessee's occupancy of the 8th Floor Space, are enacted, changed or altered so that any such taxes are levied against Lessor or in the event that the mode of collection of such taxes is changed so that Lessor is responsible for collection or payment of such taxes, any and all such taxes shall be deemed to be a part of the increase in Real Estate Taxes and Lessee shall pay Lessor Lessee's proportionate share of the full amount of such taxes. Operating Expenses shall not include the Operating Costs listed in the next paragraph below, nor shall Operating Expenses include the cost of capital improvements (unless such improvements are reasonably expected to reduce the expenses of the Building or are made to comply with governmental requirements imposed after the date of this Addendum, in which event the cost of any such improvement amortized over the life of the improvement will be included in Operating Expenses), painting or decoration other than public areas, interest and amortization of mortgages, depreciation of the Building, or compensation paid to officers or executives of the Lessor or its Management Agent (as defined in Section 29 of the Lease).

          In the event the Operating Costs of the Building during any calendar year commencing January 1, 2001 and thereafter exceed the amount of "Base Operating Costs," defined to be the amount of Operating Costs actually incurred by Lessor in calendar year 2000, Lessee shall pay to Lessor, as additional rent, Lessee's proportionate share (allocable only to the 8th Floor Space, not the 4th Floor Space) of the portion of the Operating Costs that exceeds the amount of the Base Operating Costs. The term "Operating Costs" is defined as meaning the costs of the cleaning contract and cleaning supplies, and electricity for the Building. The proportionate share to be so paid by Lessee shall be the percentage which the total square feet of the 8th Floor Space bears to the total square feet of all office space in the Building, which is 1.07% and the amount of said proportionate share to be paid by Lessee shall be the same proportion as the number of days in the calendar year the 8th Floor Space was leased by Lessee bears to three hundred sixty (360). In the event Lessor installs a separate electric meter or meters for the premises occupied by any other tenant or tenants of the Building, an appropriate adjustment as reasonably determined by Lessor will be made in the electricity cost component of Operating Costs for the tenants of the Building not separately metered.

          As soon as practicable after the first day of January, 2001, and as soon as practicable after each first day of January thereafter during the term of the Lease, as hereby extended and renewed, Lessor shall submit to Lessee a statement of Lessor's estimate of the amount by which Operating Expenses and Operating Costs for the applicable calendar year (as estimated by Lessor) are expected to exceed the amount of the Base Operating Expenses and the Base Operating Costs, respectively. Commencing with the first day of the month immediately following the delivery of such statement. Lessee will pay to Lessor, as additional rent with Monthly Rent and the 8th Floor Monthly Rent. one-twelfth (1/12th) of Lessee's proportionate share of such excess of estimated Operating Expenses and Operating Costs over Base Operating Expenses and Base Operating Costs, respectively. Lessee shall continue to make said payment monthly thereafter on the first day of each calendar month until the amount of such payment is next adjusted after January 1st of the following calendar year for increases in the amounts of Lessee's proportionate share of Operating Expenses and/or Operating Costs as provided for herein.

          As soon as practicable after the expiration of each applicable calendar year , a determination shall be made of the Operating Expenses and Operating Costs for such calendar year and-the amount of the increase (if any) in the Operating Expenses and Operating Costs for such calendar year over the amount of the Base Operating Expenses and the Base Operating Costs respectively. Operating Expenses and Operating Costs for each calendar year shall be those actually incurred, provided, however, that if the Building was not at least eighty-five percent (85 %) occupied during the entire calendar year, the Operating Expenses and Operating Costs shall be adjusted to project the Operating Expenses and Operating Costs as if the Building were eighty-five percent (85 %) occupied. Lessor shall submit to Lessee a statement of the aforesaid determination, including Lessee's aforesaid proportionate share of any increase.

          Within thirty (30) days after the delivery of such statement (including any statement delivered after the expiration or termination of the term of the Lease, as hereby extended and renewed) , Lessee shall pay to Lessor an amount equal to (i) its proportionate share of the increase, if any, in the actual amount of Operating Expenses and/or Operating Costs for the just expired calendar year over the Base Operating Expenses and the Base Operating Costs, respectively, less (ii) the aggregate amount of monthly payments toward additional rent made by Lessee during such calendar year and attributed to the estimated increases in Operating Expenses and/or Operating Costs for such calendar year. If the aggregate amounts of such payments toward additional rent for estimated increases in Operating Expenses and/or Operating Costa paid by Lessee during such calendar year exceeds Lessee's proportionate share of the actual increases in Operating Expenses and/or Operating Costs, the excess shall be credited toward payment of the next installment of Monthly Rent to be paid by Lessee after Lessee receives said statement of Operating Expenses and Operating Costs from Lessor, or, in the event the term of the Lease, as hereby extended and renewed, has previously expired or been terminated, such excess shall be refunded to Lessee within thirty (30) days after the delivery of such statement, less such portion of such excess as Lessor shall have retained to cure any default by Lessee under the Lease, as amended hereby or as subsequently amended.


5.        PRE-OCCUPANCY TENANT WORK
          -------------------------

          Lessee currently occupies the 8th Floor Space on a month-to-month basis, and it is acknowledged that Lessor has heretofore completed tenant work within the 8th Floor Space substantially in accordance with the provisions of Exhibit B of the Lease. Lessee shall accept the 8th Floor Space "as is" upon the
---------
1st day of January 1999, and Lessor shall have no obligation to furnish or install any items whatsoever of tenant work within the 8th Floor Space. All tenant work and installations desired by Lessee for its occupancy of the 8th Floor Space shall be undertaken by Lessee at its cost and expense pursuant to
Section 9 of the Lease.


6.        ADDITIONAL DEPOSIT
          ------------------

          Lessor currently holds the sum of Sixty-Three Thousand One Hundred Twenty-One and 42/.100 Dollars ($63,121.42) as a non-interest bearing cash security deposit under the Lease. Upon Lessee's execution and delivery of this Addendum and as a condition to delivery of possession of the 8th Floor Space, Lessee shall deposit with Lessor the additional sum of Six Thousand Two Hundred Forty-Five and 34/100ths Dollars ($6,245.34). The resulting sum in the amount of Sixty-Nine Thousand Three Hundred Sixty-Six and 76/100ths Dollars ($69,366.76) shall continue to be held by Lessor as a non-interest bearing cash security deposit under the Lease, as amended hereby, pursuant to and in accordance with the provisions of Section 6 of the Lease. If Lessor elects to apply all or any portion of the increased cash deposit to cure Lessee's default, Lessee shall be obligated to promptly deposit with Lessor cash in an amount sufficient to restore the cash security deposit to Sixty-Nine Thousand Three Hundred Sixty-Six and 76/100ths Dollars ($69,366.76).


  7.      LEASE PROVISIONS APPLICABLE
          ---------------------------

          All of the terms and conditions of the Lease, as amended or supplemented hereby, shall be applicable to the 8th Floor Space. The 8th Floor Space shall be deemed to be a part of the premises demised under the Lease for all purposes. All terms and conditions of the Lease, as amended or supplemented hereby, are hereby ratified and affirmed and shall remain in full force and effect.

          IN WITNESS WHEREOF. Lessor and Lessee have caused this Addendum to be signed in their names by their duly authorized representatives and delivered as their act and deed, intending to be legally bound by its terms and provisions.

                              LESSOR:

                              TWO WISCONSIN CIRCLE JOINT VENTURE,
                              a Maryland joint venture

Attest:                       By: The Chevy Chase Land Company of
                                  Montgomery County, Maryland, a General
                                  Partner


[SIGNATURE APPEARS HERE]          By:   /s/ Edward Hall Asher
--------------------------           ----------------------------------
Vice President                       Name:  Edward Hall Asher
(SEAL)                               Title: President

STATE OF MARYLAND
COUNTY OF MONTGOMERY, ss:


          I, Susan L. Eyclesheimer a Notary Public in and for the State of
             ----------------------
Maryland, do hereby certify that Edward Hall Asher ,who is personally well known
                                 -----------------
to me as the person who executed the foregoing and annexed Addendum, dated the 23rd day of December, 1998, on behalf of the Lessor, to acknowledge the same,
----
personally appeared before me in said jurisdiction and acknowledged said Addendum to be the act and deed of The Chevy Chase Land Company of Montgomery County, Maryland, as a general partner of and for and on behalf of the Lessor, and delivered the same as such.

          GIVEN under my hand and seal this 23rd day of December, 1998.
                                            ----        --------

                                   /s/ Susan L. Eyclesheimer
                                  -----------------------------
                                  Notary Public



MY COMMISSION EXPIRES 8-1-00

                                                     SUSAN L. EYCLESHEIMER
                                               NOTARY PUBLIC STATE OF MARYLAND
                                            MY COMMISSION EXPIRES AUGUST 1, 2000


                 (Signatures Continue on the Following Page)

                                       LESSEE:

Attest:                                HEALTHCARE FINANCIAL PARTNERS, INC
                                       a Delaware corporation



[SIGNATURE APPEARS HERE]               By:[SIGNATURE APPEARS HERE]
--------------------------------          -----------------------------------
Secretary                                 Name:
(SEAL)                                    Title:



STATE OF MARYLAND
COUNTY OF MONTGOMERY, ss:

          I , Lucretia M. Dawson, , a Notary Public in and for the State of Maryland, do hereby certify that Edward Nordburg , who is personally well known to me as the person who executed the foregoing and annexed Addendum, dated the 23rd day of December, 1998, on behalf of the Lessee, to acknowledge the same, personally appeared before me in said jurisdiction and acknowledged said Addendum to be the act and deed of Healthcare Financial Partners, Inc. and delivered the same as such.

          GIVEN under my hand and seal this 23rd day of December 1998.


                                        /s/ Lucretia M. Dawson
                                       -------------------------------
                                       Notary Public
My Commission Expires

         5/1/2000